UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

Glori Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55261	46-4527741
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10350 Richmond Avenue
Suite 850
Houston, TX	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 237-8880

4315 South Drive
Houston, Texas 77053

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 12, 2015, Glori Energy Inc. (the “Company”) issued a press release reporting fourth quarter and fiscal year 2014 results. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following are furnished Exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release issued by Glori Energy Inc. dated March 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glori Energy Inc.

Date: March 12, 2015	By:	/s/ Stuart M. Page
Name: Stuart M. Page
Title: President and Chief Executive Officer

Exhibit Number	Description
99.1	Press Release issued by Glori Energy Inc. dated March 12, 2015.